UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 15, 2025

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin St.
Elkhart,	Indiana	46516	(574)	294-7511
(Address of Principal Executive Offices)		(Zip Code)	Registrant's Telephone Number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of the Company was held on May 15, 2025. The total shares outstanding on the record date, March 21, 2025, were 33,555,159. The total shares voted at the meeting in person or by proxy were 31,713,889 which represented 94.51% of the total outstanding eligible votes. Each of the director nominees were elected and each of the proposals voted upon at the annual meeting were adopted by the requisite shareholder vote. The results of the matters voted upon at the Annual Meeting of Shareholders are as follows:
Proposal 1 - Election of nine directors to the Board of Directors to serve until the 2026 Annual Meeting.

Directors	For	Withheld	Broker Non-Votes
Blake W. Augsburger	30,401,506	50,298	1,262,085
Natalie A. Brown	30,404,052	47,752	1,262,085
Joseph M. Cerulli	27,912,081	2,539,723	1,262,085
Todd M. Cleveland	30,033,478	418,326	1,262,085
John A. Forbes	29,003,025	1,448,779	1,262,085
Michael A. Kitson	29,929,438	522,366	1,262,085
Andy L. Nemeth	29,898,678	553,126	1,262,085
Denis G. Suggs	29,116,098	1,335,706	1,262,085
M. Scott Welch	29,156,010	1,295,794	1,262,085
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025. There were no broker non-votes.

For	Against	Abstain
31,588,903	30,360	94,626
Proposal 3 - To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2024.

For	Against	Abstain	Broker Non-Votes
29,354,584	1,019,653	77,567	1,262,085
Proposal 4 - To amend our Articles of Incorporation to increase the number of authorized shares of common stock without par value, from 40,000,000 to 60,000,000. There were no broker non-votes.

For	Against	Abstain
31,251,886	399,979	62,024
Proposal 5 - To recommend, in an advisory and non-binding vote, the frequency of shareholder votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
28,623,576	126,435	1,584,555	117,238	1,262,085
Item 8.01    Other Events
On May 15, 2025, the Board of Directors of Patrick Industries, Inc. declared a quarterly cash dividend of $0.40 per share of common stock, which will be payable on June 9, 2025, to shareholders of record at the close of business on May 27, 2025.
(a) Press Release - Dated May 16, 2025 as contained in Exhibit 99.1

Item 9.01     Financial Statements and Exhibits
(d)    Exhibits
Exhibit 99.1 - Press Release issued May 16, 2025
Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: May 21, 2025	By:	/s/ Andrew C. Roeder
Andrew C. Roeder
Executive Vice President - Finance, Chief Financial Officer, and Treasurer